Relevant and/or subsequent events (unaudited)	6 Months Ended
Jun. 30, 2024
Relevant and/or subsequent events (unaudited)
Relevant and/or subsequent events (unaudited)
32.	Relevant and/or subsequent events (unaudited)
●	Appeal filed by the Ministry of Finance and Public Credit facing the Court on the deductibility of royalties.

The appeal filed by the Ministry of Finance and Public Credit suspends the effects of the court’s decision not to modulate the effects of ruling C489 of 2023 regarding the deductibility of royalties.

●	Ocensa announces the acquisition of 100% of the shares of C.I. Repsol Ductos Colombia.

On July 22, 2024, Oleoducto Central S.A., belonging to the Ecopetrol Business Group, announced the acquisition of 100% of the shares of the company CI Repsol Ductos Colombia S.A.S. (“RDC”).

RDC’s main asset is the shares in the Oleoducto de Colombia S.A. – ODC, which represent a 7.14% stake. The ODC is a private oil pipeline with an indefinite validity, which has been operating for 35 years transporting crude oil between the Vasconia Station, located in the municipality of Puerto Boyacá (Boyacá) and the Coveñas Maritime Terminal, in the municipalities of Coveñas (Sucre) and San Antero (Córdoba).

●	Ecopetrol S.A. begins a partial refinancing of USD $250 million of debt maturities in 2026

On August 6, 2024, Ecopetrol S.A. reported that, as part of its comprehensive debt management strategy, it will prepay USD $250 million of its international bond maturing in June 2026, which was issued in 2015. The outstanding nominal balance of the bond is USD $1,500 million, with a coupon rate of 5.375%.

The redemption date of the bonds will take place on September 5, 2024, at an approximate redemption price of USD $1,014.95 for each USD $1,000 of principal plus the accrued interest. The final amount of the transaction will be confirmed on the redemption date.

The early payment is in line with the objectives of the financial plan and confirms Ecopetrol S.A.’s commitment to proactively manage the refinancing of maturities in 2026.

●	Ecopetrol obtained authorization to execute a loan agreement with an international bank for two-hundred fifty million dollars

Ecopetrol announced that the Ministry of Finance and Public Credit (“MHCP”) has authorized Ecopetrol to execute a loan agreement for up to two-hundred fifty million dollars through Resolution 2476 dated August 20, 2024.

The loan is expected to be executed by and between the Company, as borrower, and Sumitomo Mitsui Banking Corporation, as lender. The term of the loan is expected to be five years, with the principal payable at maturity and a variable interest rate. The proceeds from this transaction are expected to be allocated to non-investment expenses, including the repayment of financial commitments maturing 2026.

According to the procedure outlined in the contract, the MHCP reviewed and authorized the terms, which anticipate borrower default events such as non-payment or failure to fulfill obligations. If these events materialize, the lenders may demand early repayment. Additionally, Ecopetrol may seek recourse if the agreed disbursements are not made. All of the above is in compliance and will be governed by the laws of the State of New York.